SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2021
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

20.    SUBSEQUENT EVENTS

On January 12, 2022, we entered into an agreement with Textron Financial Corporation to exercise our purchase option on 32 leased aircraft. The negotiated purchase price for all aircraft was $65.0 million and the sale was completed on February 22, 2022.

On January 27, 2022, we entered into an agreement to acquire Air Partner, a United Kingdom-based international aviation services group with operations in 18 locations across four continents. The all-cash transaction for Air Partner is valued at approximately $107.0 million. The deal is expected to close by the end of our first quarter 2022. The transaction has been approved by the boards of directors of both Wheels Up and Air Partner.

On February 4, 2022, we acquired Alante Air, a Scottsdale, Arizona based private jet charter business. The total purchase price for Alante Air was $14.6 million, which was paid in cash. The acquisition adds 12 Light jets to our controlled fleet. This acquisition will be accounted for as a business combination, and given the recent date of the acquisition, we have not finalized the determination of the fair value of the assets acquired and liabilities assumed.

On February 8, 2022 and February 16, 2022, respectively, we granted 1.9 million and 4.5 million RSUs that generally vest over a three-year service period.